UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2017

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On January 30, 2017, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter and year ended December 31, 2016. A copy of this press release is furnished as Exhibit 99.1 hereto, except for such portions which are filed, as noted below under Item 9.01.

ITEM 8.01	Other Events.

On January 30, 2017, the Company issued a press release announcing that its Board of Directors authorized the initiation of a quarterly cash dividend, and declared an initial dividend of $0.20 per share of common stock, payable February 23, 2017 to stockholders of record as of the close of business on February 9, 2017.

The press release further announced that the Board of Directors authorized an additional share repurchase program, pursuant to which the Company may repurchase up to 1.9 million shares of its issued and outstanding shares of common stock. Purchases may be made from time to time, at management’s discretion, in the open market or in privately negotiated transactions, including through the use of derivative instruments. This additional authorization, combined with the remaining shares available for repurchase under the Company’s May 2015 program, provides for a total of 4.0 million shares available for repurchase under the Company’s share repurchase programs, which do not expire.

A copy of the press release announcing the dividend and the share repurchase authorization is furnished as Exhibit 99.2 hereto.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The financial statement tables set forth on pages 4 through 14 in Exhibit 99.1 hereto are “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The remaining information in Exhibit 99.1 is being “furnished” to the Securities and Exchange Commission as provided pursuant to General Instruction B.2 of Form 8-K.

Exhibit No.	Description

99.1	Earnings Press Release issued by the Company on January 30, 2017.

99.2	Press Release issued by the Company on January 30, 2017, announcing a quarterly cash dividend and a share repurchase authorization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: January 30, 2017	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release issued by the Company on January 30, 2017.

99.2	Press Release issued by the Company on January 30, 2017, announcing a quarterly cash dividend and a share repurchase authorization.

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